                          FIRST WHOLE ACCOUNT AGGREGATE
                   EXCESS OF LOSS RETROCESSION AGREEMENT (E1)
                                       for
                        EMPLOYERS REINSURANCE CORPORATION










                            Effective January 1, 1997













                                  Prepared by:

                                BATES TURNER LLC
                           5200 Metcalf, P.O. Box 2959
                           Overland Park, Kansas 66201

                                   Telephones:
                                 (800) 465-8072
                                 (913) 676-5920

                                   Telecopier:
                                 (913) 676-5940

                                    CONTENTS
                                    --------

                        EMPLOYERS REINSURANCE CORPORATION
                  FIRST WHOLE ACCOUNT AGGREGATE EXCESS OF LOSS
                           RETROCESSION AGREEMENT (E1)

                      ------------------------------------

  ARTICLE                                                                   PAGE
  -------                                                                   ----

      I     APPLICATION OF AGREEMENT..........................................1
     II     BUSINESS RETROCEDED...............................................1
    III     RETENTION AND RETROCESSION........................................2
     IV     RETROCESSIONAIRE RESERVE DETERMINATION..........................2-3
      V     DEFINITIONS.....................................................3-5
     VI     RETROCESSION PREMIUM AND ADJUSTMENT...............................5
    VII     EXPERIENCE ACCOUNT BALANCE........................................6
   VIII     LOSS SETTLEMENTS..................................................6
     IX     COMMUTATION AND EXPERIENCE REFUND...............................6-7
      X     COMMUTATION APPROVAL ON CORPORATION'S POLICIES....................7
     XI     EXPIRATION DURING LOSS............................................8
    XII     STOP LOSS (AGGREGATE) INCLUSION...................................8
   XIII     WARRANTY..........................................................8
    XIV     CURRENCY..........................................................8
     XV     ACCESS TO RECORDS.................................................9
    XVI     ERRORS AND OMISSIONS..............................................9
   XVII     TAXES.............................................................9
  XVIII     OFFSET............................................................9
    XIX     INSOLVENCY.......................................................10
     XX     ARBITRATION......................................................11
    XXI     NONWAIVER........................................................12
   XXII     INTERMEDIARY.....................................................12

                  FIRST WHOLE ACCOUNT AGGREGATE EXCESS OF LOSS
                           RETROCESSION AGREEMENT (E1)
                           entered into by and between
                        EMPLOYERS REINSURANCE CORPORATION
                              Overland Park, Kansas
                     (hereinafter called the "Corporation")
                                       and
                           NATIONAL INDEMNITY COMPANY
                                 Omaha, Nebraska
                   (hereinafter called the "Retrocessionaire")

                            Effective January 1, 1997

                  ---------------------------------------------

WITNESSETH
----------

In consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE I
                                    ---------

APPLICATION OF AGREEMENT
------------------------

This Agreement applies to all in force, new and renewal insurance and reinsurance written by the Corporation, as respects occurrences taking place anywhere in the world at or after January 1, 1997, 12:01 a.m., Central Standard Time, and prior to January 1, 1998, 12:01 a.m., Central Standard Time.


                                   ARTICLE II
                                   ----------

BUSINESS RETROCEDED
-------------------

This Agreement applies to all insurance and reinsurance business written by the Corporation covering in respect of exposures worldwide, including reinsurance assumed from subsidiary and/or affiliate companies, excluding life business written as such, but not excluding death benefits under accident or health Policies or workers' compensation Policies.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 2


                                   ARTICLE III
                                   -----------

RETENTION AND RETROCESSION
--------------------------

The Corporation shall retain for its own account as its own net retention all Ultimate Net Loss in the aggregate incurred during the term of this Agreement in respect of its Net Retained Liability up to and including the higher of either:

A) an amount equal to XX% of Subject Gross Net Earned Premium Income (hereinafter "SGNEPI"), or

B) the total Ultimate Net Loss in the aggregate not exceeding an amount equal to XXX.X% of SGNEPI minus the limit ceded hereunder.

The Retrocessionaire shall indemnify the Corporation in respect of its Net Retained Liability for all Ultimate Net Loss in the aggregate incurred during the term of this Agreement in excess of the Corporation's own net retention.

The Retrocessionaire's annual limit of liability shall not exceed the lesser of an amount equal to XX.XX% of SGNEPI, or $XXX,XXX,XXX.

Notwithstanding the above, the liability of the Retrocessionaire shall not exceed the aggregate amount of ceded Ultimate Net Loss incurred and reported by the Corporation to the Retrocessionaire as of February 1, 1998.


                                   ARTICLE IV
                                   ----------

RETROCESSIONAIRE RESERVE DETERMINATION
--------------------------------------

A) The Corporation shall determine the level of total reserves for Ultimate Net Loss for the term of this Agreement and shall revise those reserves from time to time as subsequent events require. Should the Retrocessionaire disagree with the reserves posted by the Corporation for the term of this Agreement, the Retrocessionaire shall select a firm, acceptable to the Corporation, to perform an independent reserve analysis. In the event the Retrocessionaire elects to have an independent reserve analysis conducted, the loss settlement date on which the Corporation seeks payment shall be delayed until completion of the analysis, or six months past the loss settlement date, whichever first occurs. The results of the independent reserve analysis shall be binding in establishing the retention amount for this cover until such time as a subsequent study is conducted or the Retrocessionaire and the Corporation mutually agree to changes in the retention. The cost of such study shall be borne by the Retrocessionaire. In no event shall the retention be less than provided under Article III of this Agreement.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 3


RETROCESSIONAIRE RESERVE DETERMINATION
--------------------------------------
(continued)

B) If, subsequent to the Retrocessionaire making any payments under this Agreement, the reserves for the term of this Agreement are increased, either by action of the Corporation or in accordance with paragraph A of this Article, then the Corporation shall refund to the Retrocessionaire the excess amount paid by the Retrocessionaire as determined using the revised retention, if any, plus the Interest Credit calculated in accordance with this Article. The Interest Credit is payable immediately for the number of days beginning with the date(s) of premature payment(s) by the Retrocessionaire and ending at the date the Retrocessionaire is reimbursed for such premature payment(s) and/or paid the Interest Credit due.

C) The Interest Credit shall be the average of the three month U.S. Treasury Bill rate plus XXX basis points applied against the refund due to the Retrocessionaire.


                                    ARTICLE V
                                    ---------

DEFINITIONS
-----------

As used in this Agreement:

A) The term "Ultimate Net Loss" shall mean the actual loss or losses paid or payable by the Corporation in settlement of claims or in satisfaction of awards or judgments (including prejudgment interest and plaintiff's costs included in the judgment) plus losses Incurred But Not Reported (hereinafter "IBNR") for all lines of business covered under this Agreement, subject however to an aggregate limit for Catastrophe Losses (including Catastrophe Losses from parental covers) of $XXX,XXX,XXX within such Ultimate Net Loss.

         Subject to the limits of this Agreement, "Ultimate Net Loss" also includes Loss In Excess Of Policy Limits and Extra Contractual Obligations losses which are incurred as a result of the Corporation's participation in any Original Policy which provides coverage for such losses, on the condition that the Corporation has, in advance of any conduct by the Original Insured in connection with the investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefits under any Original Policy, counseled with the Original Insured and concurred in the Original Insured's course of conduct.

         The amount of loss paid or payable by the Corporation shall include all claim expenses covered under the Original Policy, but shall not include the Corporation's own claim expenses. Salvages and recoveries, including recoveries under all other reinsurances, whether collected or not, are to be first deducted from the amount of the loss paid or payable to arrive at the amount of liability, if any, attaching hereunder.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 4


DEFINITIONS
-----------
(continued)

B) The term "Extra Contractual Obligations" shall mean:

         1) Eighty percent of any amount paid or payable by the Corporation in excess of its Policy limits (limited to within the limit of this Agreement however), but otherwise within the terms of its Policy (hereinafter called "Loss In Excess Of Policy Limits"), as a result of an action against it by its Insured, or its Insured's assignee, to recover damages the Corporation is legally obligated to pay because of the Corporation's alleged or actual negligence or bad faith in rejecting a settlement within its Policy limits, or in discharging its duty to defend or prepare the defense in the trial of any action against its Insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

         2) Eighty percent of any punitive, exemplary, compensatory or consequential damages (limited to within the limit of this Agreement however), other than Loss In Excess Of Policy Limits, paid or payable by the Corporation as a result of an action against it by its Insured, its Insured's assignee, or a third party claimant, which action alleges negligence or bad faith on the part of the Corporation in handling a claim under a Policy subject to this Agreement.

         The term "Extra Contractual Obligations" shall not include any amount paid or payable by the Corporation where such amount has been incurred by the Corporation due to the fraud of a member of the board of directors, a corporate officer of the Corporation or any other employee with claims settlement authority, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C) The term "Net Retained Liability" shall mean that portion of any Policy which the Corporation retains net for its own account, and in calculating the amount of Ultimate Net Loss hereunder, only loss in respect of that portion of any Policy which the Corporation retains net for its own account shall be included.

         The amount of the Retrocessionaire's liability under this Agreement shall not be increased by reason of the inability of the Corporation to collect from any other Retrocessionaire(s), whether specific or general, any amounts which may have become due from such Retrocessionaire(s), whether such inability arises from the insolvency of such other Retrocessionaire(s) or otherwise.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 5


DEFINITIONS
-----------
(continued)

D) The term "Subject Gross Net Earned Premium Income" or "SGNEPI" shall mean the Corporation's subject gross premium income written less premiums paid for cancellations and reductions of rates and for other reinsurance carried by the Corporation, recoveries under which inure to the benefit of this Agreement, plus the subject gross net unearned premium at the beginning of the term, less the subject gross net unearned premium at the end of the term, said unearned premium being calculated on a monthly pro rata basis.

E) The term "Catastrophe Losses" shall mean property losses recorded by the Corporation which involve two or more Policies and total more than $X,XXX,XXX of incurred loss net of inuring protection(s).

F) The unqualified term "Policy" shall mean all binders, policies, certificates, agreements, treaties, bonds or contracts of insurance, reinsurance or retrocession accepted or held covered provisionally or otherwise underwritten by the Corporation.

G)       The term  "Original  Policy"  shall mean the  initial  binder,  policy,
         certificate,   agreement,   bond  or  contract  of  insurance  that  is
         subsequently reinsured.

H) The unqualified term "Insured" when used as a noun shall mean the person who obtained or is otherwise covered by insurance issued by the Corporation, or the reinsured who obtained reinsurance from the Corporation, or the retrocedent who obtained retrocession from the Corporation, as the context so requires.

I) The term "Original Insured" shall mean the entity who obtained or is otherwise covered by insurance that is subsequently reinsured or retroceded under this Agreement.


                                   ARTICLE VI
                                   ----------

RETROCESSION PREMIUM AND ADJUSTMENT
-----------------------------------

A minimum and deposit premium of $XX,XXX,XXX is due in 1997 in equal quarterly installments of $XX,XXX,XXX each at January 1, April 1, July 1, and October 1.

The retrocession premium shall be an amount equal to the amount of Ultimate Net Loss ceded under this Agreement as reported by the Corporation as of February 1, 1998, divided by (X + i)X, where i is the yield on the bond maturing on February 15, 20XX as of February 15, 1998. The retrocession premium, after deduction of the minimum and deposit premium previously paid, shall be due and payable on February 15, 1998.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 6


                                   ARTICLE VII
                                   -----------

EXPERIENCE ACCOUNT BALANCE
--------------------------

The Retrocessionaire shall calculate a notional Experience Account Balance at the end of each quarter year until expiration of all of the Retrocessionaire's obligations under this Agreement. The Experience Account Balance shall equal:

  The minimum and deposit premium received by the Retrocessionaire at inception less $XX,XXX,XXX
                                      plus
     XX% of the retrocession premium due hereon, if any, at February 1, 1998 plus
          interest credited by applying the average of the three-month
            U.S. Treasury Bill rate less XX basis points against the
          Experience Account Balance for the quarter, calculated daily less
         Ultimate Net Loss paid by the Retrocessionaire for the quarter.

The "average of the three-month U.S. Treasury Bill rate" shall equal the sum of the three rates as published in the Wall Street Journal on the last business day of each month in the quarter, divided by three.


                                  ARTICLE VIII
                                  ------------

LOSS SETTLEMENTS
----------------

The Corporation shall report quarterly to the Retrocessionaire the development of the incurred Ultimate Net Loss ceded by a report showing in summary format the percentage and dollar amount of Ultimate Net Loss for the term, as advised at February 1, 1998, which has been paid by the Corporation. At such time as the amount of paid Ultimate Net Loss exceeds the retention under this Agreement, the Retrocessionaire shall reimburse the Corporation by payment within 60 days of the advice of amounts becoming due.


                                   ARTICLE IX
                                   ----------

COMMUTATION AND EXPERIENCE REFUND
---------------------------------

This Agreement may be commuted at the Corporation's sole option in the event of no Ultimate Net Loss being ceded hereunder by giving 90 days advance notice at any time of its intent to so commute after expiration of the term. In the event of ceded Ultimate Net Loss hereunder, the Corporation may still, at its sole option, commute by giving 90 days advance notice, but not prior to December 31, 2007.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 7


COMMUTATION AND EXPERIENCE REFUND
---------------------------------
(continued)

If at the time of commutation the amount of unpaid Ultimate Net Loss is less than or equal to the Experience Account Balance, the Retrocessionaire agrees to pay all unpaid Ultimate Net Loss as of the date of commutation.

If at the time of commutation the amount of unpaid Ultimate Net Loss is greater than the Experience Account Balance, the unpaid Ultimate Net Loss shall be commuted at an amount to be mutually agreed. If mutual agreement is not reached, then no commutation shall be permitted.

In the event that unpaid Ultimate Net Loss is commuted, the Retrocessionaire agrees to pay an experience refund equal to the positive difference, if any, between the Experience Account Balance and the commuted value of unpaid Ultimate Net Loss.

Payment by the Retrocessionaire of the commuted unpaid Ultimate Net Loss and the experience refund, if any, shall constitute a complete and final release of the Retrocessionaire in respect of its obligations under this Agreement.

Any amount due to the Corporation as calculated above shall be payable by the Retrocessionaire within 30 days following the date of commutation.


                                    ARTICLE X
                                    ---------

COMMUTATION APPROVAL ON CORPORATION'S POLICIES
----------------------------------------------

In the event of a commutation of any Policy resulting in the payment of Ultimate Net Loss in excess of $X,XXX,XXX prior to the time required under the Corporation's Policies for the term of this Agreement, then the retention under this Agreement shall be determined as if such commutation or other arrangement had not occurred. The analysis to determine both the ultimate reserve amount and the payout pattern which would have occurred on a commuted Policy shall, unless waived in writing by the Retrocessionaire, be made on the basis of an independent reserve analysis. The Retrocessionaire will select a firm acceptable to the Corporation to conduct the analysis. The Retrocessionaire shall bear the cost of such analysis and the results of such analysis shall be binding in determining the ultimate reserve amount and payout pattern for the commuted reinsurance contract.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 8


                                   ARTICLE XI
                                   ----------

EXPIRATION DURING LOSS
----------------------

(This article applies only to property insurance and reinsurance.)

If this Agreement expires while an occurrence covered hereunder is in progress, the Retrocessionaire's liability hereunder shall, subject to the other terms and conditions of this Agreement, be determined as if the entire occurrence had taken place prior to the expiration of this Agreement, provided that no part of such occurrence is claimed against any renewal or replacement of this Agreement.


                                   ARTICLE XII
                                   -----------

STOP LOSS (AGGREGATE) INCLUSION
-------------------------------

All aggregate Policies coming within the scope of this Agreement shall be covered on a risks attaching basis rather than on an occurrence basis. An aggregate Policy issued for a period of more than 12 months shall be considered as attaching at each anniversary date of such Policy while such Policy is in force.


                                  ARTICLE XIII
                                  ------------

WARRANTY
--------

The Corporation shall not introduce any change in its generally established practices, including but not limited to accounting, acceptance and underwriting policies, in respect of the business which is the subject of this Agreement without the prior approval of the Retrocessionaire, and such approval shall not be unreasonably withheld by the Retrocessionaire. The Corporation specifically warrants that it will not change its gross line guide nor inuring protections without prior advice to and approval from the Retrocessionaire, and such approval shall not be unreasonably withheld by the Retrocessionaire.


                                   ARTICLE XIV
                                   -----------

CURRENCY
--------

All financial transactions contemplated by this Agreement shall be in the currency of the United States of America.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                          Page 9


                                   ARTICLE XV
                                   ----------

ACCESS TO RECORDS
-----------------

At any reasonable time, the Retrocessionaire or its designated representatives shall have free access to all records of the Corporation which pertain to this Agreement.


                                   ARTICLE XVI
                                   -----------

ERRORS AND OMISSIONS
--------------------

Any inadvertent delays, omissions or errors shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified upon discovery, and does not impose any greater liability upon the other party than would have attached hereunder if the delay, omission or error had not occurred.


                                  ARTICLE XVII
                                  ------------

TAXES
-----

In consideration of the terms under which this Agreement is entered into, the Corporation will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada, and the Corporation will be liable for payment of all premium taxes on premium ceded under this Agreement.


                                  ARTICLE XVIII
                                  -------------

OFFSET
------

The Corporation and the Retrocessionaire shall have the right to offset any balance(s) due from one to the other under this Agreement. The party asserting the right of offset may exercise such right any time whether the balance(s) due are on account of premiums or losses or otherwise. In the event of the insolvency of a party hereto, offset shall only be allowed in accordance with the provision of Section 7427 of the Insurance Law of the State of New York.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                         Page 10


                                   ARTICLE XIX
                                   -----------

INSOLVENCY
----------

In the event of the insolvency of the Corporation, the retrocession under this Agreement shall be payable directly to the Corporation or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Corporation without diminution because of the insolvency of the Corporation or because the liquidator, receiver, conservator or statutory successor of the Corporation has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Corporation shall give written notice to the Retrocessionaire of the pendency of a claim against the Corporation indicating the Policy reinsured which claim would involve a possible liability on the part of the Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Corporation or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Retrocessionaire shall be chargeable, subject to the approval of the Court, against the Corporation as part of the expenses of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Corporation solely as a result of the defense undertaken by the Retrocessionaire.

Where two or more Retrocessionaires are involved in the same claim and a majority in interest elect to interpose defense of such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Corporation.

It is further understood and agreed that, in the event of the insolvency of the Corporation, the retrocession under this Agreement shall be payable directly by the Retrocessionaire to the Corporation or to its liquidator, receiver, conservator or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where the Agreement specifically provides another payee of such retrocession in the event of the insolvency of the Corporation and (b) where the Retrocessionaire with the consent of the direct Insured or Insureds has assumed such Policy obligations of the Corporation as direct obligations of the Retrocessionaire to the payees under such Policies and in substitution for the obligations of the Corporation to such payees.

                                               Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                         Page 11


                                   ARTICLE XX
                                   ----------

ARBITRATION
-----------

As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Overland Park, Kansas, unless otherwise mutually agreed by the Corporation and the Retrocessionaire.

The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies, or underwriters at Lloyd's, London. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. In the event that either party should fail to choose an arbitrator within 30 days following a written request by the other party to enter upon arbitration, the requesting party may choose two arbitrators who shall in turn choose an umpire before entering upon arbitration. In the event the two arbitrators fail to agree on an umpire either party shall have the right to submit the matter to the American Arbitration Association in effect at that time to name an umpire in accordance with the qualifications provided hereinabove.

Each party shall present its case to the arbitrators within 60 days following the date of their appointment. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment upon the final decision of the board may be entered in any court of competent jurisdiction.

If more than one Retrocessionaire is involved in the same dispute, all such Retrocessionaires shall constitute and act as one party for purposes of this Article and communications shall be made by the Corporation to each of the Retrocessionaires constituting the one party, provided, however, that nothing shall impair the rights of such Retrocessionaires to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Retrocessionaires under the terms of this Agreement from several to joint.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. In the event both arbitrators are chosen by one party, the expense of the arbitrators and the umpire shall be jointly and equally borne between the parties. The remaining costs of the arbitration proceedings shall be allocated by the board.

This Article shall survive the termination of this Agreement.

                                              Employers Reinsurance Corporation
                          First Whole Account Aggregate XOL Retro Agreement (E1)
                                                                         Page 12


                                   ARTICLE XXI
                                   -----------

NONWAIVER
---------

The failure of the Corporation or the Retrocessionaire to insist on compliance with this Agreement or to exercise any right or remedy hereunder shall not constitute a waiver of any rights or remedies contained herein, nor stop either party from thereafter demanding full and complete compliance nor prevent either party from exercising such rights or remedies in the future.


                                  ARTICLE XXII
                                  ------------

INTERMEDIARY
------------

Bates Turner LLC is hereby recognized as the Intermediary negotiating this Agreement for business hereunder. All communications (including, but not limited to, notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements) relating hereto shall be transmitted to the Corporation or the Retrocessionaire through Bates Turner LLC, 5200 Metcalf, P.O. Box 2959, Overland Park, Kansas, 66201. Payments by the Corporation to the Intermediary shall constitute payment to the Retrocessionaire to the extent of such payments. Payments by the Retrocessionaire to the Intermediary shall only constitute payment to the Corporation to the extent that such payments are actually received by the Corporation.


IN WITNESS WHEREOF, the parties hereto by their duly authorized officers have executed this Agreement in triplicate.

At Overland Park, Kansas, this 1st day of May, 1997.
                               ---        ---

EMPLOYERS REINSURANCE CORPORATION

By:        /s/ Hoyt H. Wood, Jr.
   --------------------------------------

Attest:    /s/ Jane R. Gruschka
       ----------------------------------

At Stamford, Connecticut, this 20th day of June, 1997.
                               ----        ----

NATIONAL INDEMNITY COMPANY
     Per Berkshire Hathaway Group

By:        /s/ John Arendt
   --------------------------------------

Attest:    /s/ Brian Garrison
       ----------------------------------